                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 13, 2005
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                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                               1-5881                20-1953457
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

25 Enterprise Center, Suite 103, Middletown, Rhode Island    02842
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(Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (401) 848-6300
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                                      N/A
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                        (Former name or former address,
                        if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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            On June 13, 2005, BNS Holding,  Inc. (the "Company")  issued a press release  announcing  that  at its  2005  Annual  Meeting  of  Stockholders,  the
Company's stockholders re-elected the following directors:  Richard M. Donnelly,
J. Robert Held, Jack Howard,  James Henderson and Kenneth Kermes.  Each director will serve for a term expiring on the date of the next annual  meeting and until his respective  successor is elected and qualified.  The Company's  stockholders also  ratified  the  selection of Ernst and Young as the  Company's  independent auditors for the 2005 fiscal year. A copy of the press release is being included as an exhibit to this Form 8-K.

            The information  furnished  pursuant to this Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise  subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the  Securities  Act of 1933, as amended,  or under the Securities Act of 1934, as amended,  unless the Company expressly sets forth in such  future  filing that such  information  is to be  considered  "filed" or incorporated by reference therein.

Item 9.01.  Financial Statements and Exhibits.
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(c)    Exhibits

       Exhibit No.       Exhibits
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       99.1              Press Release dated June 13, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BNS HOLDING, INC.

Dated: June 16, 2005                           By: /s/ Michael Warren
                                                   -----------------------------
                                                   Name:  Michael Warren
                                                   Title: President and Chief
                                                          Executive Officer